UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

SCYNEXIS, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ANNUAL MEETING OF STOCKHOLDERS OF

SCYNEXIS, INC.

June 4, 2015

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Annual Meeting of Stockholders, annual report, proxy statement and form of proxy card are available for review on the Internet at http://www.astproxyportal.com/ast/SCYNEXIS/

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i  Please detach along perforated line and mail in the envelope provided.  i

¢ 20730300000000000000 9	060415

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” ITEMS 1, 2, AND 3: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1. To elect the SCYNEXIS Board of Directors’ seven nominees as directors to serve until the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualified.				FOR	AGAINST	ABSTAIN

2.   To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of SCYNEXIS for the fiscal year ending December 31, 2015.

3.   To approve the SCYNEXIS, Inc. 2014 Equity Incentive Plan, as amended to increase the aggregate number of shares of common stock authorized for issuance under the plan by 510,726 shares and to approve performance criteria and limits for purposes of tax deductibility.

				☐ ☐	☐ ☐	☐ ☐
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: O Steven C. Gilman, Ph.D. O Ann F. Hanham, Ph.D. O Patrick J. Langlois, Ph.D. O Guy Macdonald O Edward E. Penhoet, Ph.D. O Yves J. Ribeill, Ph.D. O Marco Taglietti, M.D.

This proxy is solicited by the Board of Directors of SCYNEXIS, Inc. and when properly executed will be voted as specified herein and, unless otherwise directed, will be voted FOR Proposal 1, FOR Proposal 2 and FOR Proposal 3. The Board of Directors recommends voting FOR each item.

Receipt of Notice of Annual Meeting of Stockholders and accompanying Proxy Statement is hereby acknowledged.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
¢			¢

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of

SCYNEXIS, INC.

To Be Held On:

June 4, 2015 at 9:30 a.m.

3501 C Tricenter Boulevard., Durham, NC 27713

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before May 22, 2015.

Please visit http://www.astproxyportal.com/ast/SCYNEXIS/, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders
• Proxy Statement
• 2014 Annual Report
• Form of Electronic Proxy Card

TO OBTAIN	TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers)
PROXY MATERIALS:	E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. Directions to the Annual Meeting can be found at www.scynexis.com/contact/ or by contacting Investor Relations at investorrelations@scynexis.com.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.

MAIL: You may request a proxy card by following the instructions above.

1.	To elect the SCYNEXIS Board of Directors’ seven nominees as directors to serve until the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualified.		2.

To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of SCYNEXIS for the fiscal year ending December 31, 2015.

	NOMINEES:	Steven C. Gilman, Ph.D. Ann F. Hanham, Ph.D. Patrick J. Langlois, Ph.D. Guy Macdonald Edward E. Penhoet, Ph.D. Yves J. Ribeill, Ph.D. Marco Taglietti, M.D.	3.

To approve the SCYNEXIS, Inc. 2014 Equity Incentive Plan, as amended to increase the aggregate number of shares of common stock authorized for issuance under the plan by 510,726 shares to approve performance criteria and limits for purposes of tax deductibility.

			THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR ITEMS 1, 2, and 3:
			Receipt of Notice of Annual Meeting of Stockholders and accompanying Proxy Statement is hereby acknowledged.

Please note that you cannot use this notice to vote by mail.